Credit Suisse First Boston

ABSC 2004-HE9

Collateral Analysis

FICO	LTV	Percent of Outstanding Pool Balance	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Detached	% Single Family- 4 Units	% PUD	% Owner Occ	% Full Doc	% Full Alt	% Ltd Doc	% Lite	Stream- lined - Stated (PITI Verified)	% Stated Doc	% Int Only
500-524	>65%	3.06%	$186,996.51	4.67%	8.21%	0.00%	513	42.25%	78.98%	75.22%	0.00%	15.44%	97.67%	65.54%	5.18%	11.62%	0.49%	0.00%	17.16%	0.00%
525-549	>65%	4.08%	$204,251.80	6.22%	7.99%	0.00%	535	41.69%	80.63%	86.92%	0.00%	10.28%	96.38%	63.46%	0.99%	21.31%	4.28%	0.00%	9.95%	0.00%
550-574	>65%	7.18%	$208,517.89	10.94%	7.54%	0.00%	563	40.77%	83.58%	75.42%	1.88%	16.22%	96.95%	61.28%	4.19%	8.70%	5.21%	0.00%	20.63%	3.77%
575-599	>70%	9.84%	$183,084.30	15.00%	7.47%	0.00%	588	40.82%	84.37%	70.88%	0.00%	13.15%	94.77%	66.39%	3.08%	6.21%	5.08%	1.89%	17.36%	12.87%
600-624	>70%	13.01%	$178,773.49	19.83%	7.24%	0.00%	612	41.63%	84.78%	70.53%	0.00%	12.11%	96.93%	50.21%	7.48%	10.56%	5.96%	8.73%	17.07%	7.69%
625-649	>70%	15.50%	$180,166.05	23.62%	7.31%	0.00%	638	40.49%	85.17%	71.06%	0.51%	13.36%	94.74%	36.88%	4.63%	8.86%	3.91%	33.80%	11.92%	8.53%
650-674	>80%	5.00%	$114,378.67	7.63%	8.32%	0.00%	662	40.49%	94.75%	74.06%	1.42%	12.87%	87.34%	43.61%	6.15%	9.00%	4.41%	27.25%	9.58%	10.58%
675-699	>80%	3.62%	$130,591.87	5.51%	8.00%	0.00%	686	40.05%	93.76%	68.56%	3.26%	12.23%	86.83%	33.78%	3.70%	6.51%	3.08%	30.15%	22.78%	12.73%
700-724	>80%	2.36%	$122,143.50	3.60%	7.94%	0.00%	711	38.76%	94.62%	71.76%	3.06%	5.27%	80.26%	37.29%	4.32%	15.13%	3.37%	27.92%	11.98%	11.22%
725-749	>85%	1.01%	$93,616.81	1.54%	8.17%	0.00%	736	40.67%	96.25%	76.29%	2.69%	8.71%	83.29%	55.19%	3.35%	5.03%	4.92%	29.43%	2.08%	14.44%
750-774	>85%	0.67%	$102,001.06	1.02%	9.04%	0.00%	762	34.20%	97.25%	63.71%	0.00%	25.31%	85.11%	41.35%	0.00%	2.05%	0.00%	53.14%	3.46%	9.93%
775-799	>85%	0.27%	$135,218.33	0.41%	8.75%	0.00%	785	42.90%	95.96%	50.57%	0.00%	3.82%	81.33%	56.58%	0.00%	8.32%	0.00%	35.10%	0.00%	0.00%
800>=	>85%	0.01%	$25,750.00	0.01%	9.30%	0.00%	803	34.70%	97.23%	55.34%	0.00%	0.00%	100.00%	44.66%	0.00%	0.00%	0.00%	55.34%	0.00%	0.00%
Grand:
Total		65.61%	$166,615.20	100.00%	7.60%	0.00%	615	40.82%	86.11%	72.62%	0.77%	12.92%	93.81%	50.38%	4.68%	9.66%	4.43%	15.89%	14.97%	8.12%

LTV	DTI	Percent of Outstanding Pool Balance	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Detached	% Single Family- 4 Units	% PUD	% Owner Occ	% Full Doc	% Full Alt	% Ltd Doc	% Lite	Stream- lined - Stated (PITI Verified)	% Stated Doc	% Int Only
<= 59	>50%	0.25%	$214,491.33	3.01%	6.97%	0.00%	595	53.16%	55.78%	83.73%	0.00%	0.00%	93.87%	93.35%	0.00%	0.00%	0.00%	0.00%	6.65%	0.00%
60-64	>50%	0.17%	$266,395.25	2.14%	7.00%	0.00%	594	52.43%	63.69%	100.00%	0.00%	0.00%	100.00%	82.75%	0.00%	0.00%	0.00%	0.00%	17.25%	40.82%
65-69	>50%	0.08%	$171,782.98	1.03%	7.06%	0.00%	591	54.91%	66.83%	63.55%	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
70-74	>50%	0.43%	$240,643.29	5.31%	7.10%	0.00%	573	54.15%	72.16%	95.67%	0.00%	0.00%	75.37%	49.98%	0.00%	24.65%	17.21%	0.00%	8.16%	0.00%
75-79	>50%	0.33%	$184,625.13	4.07%	6.99%	0.00%	580	54.96%	77.25%	82.08%	0.00%	17.92%	100.00%	54.46%	17.92%	12.37%	15.25%	0.00%	0.00%	0.00%
80-84	>50%	3.23%	$239,999.03	39.46%	6.68%	0.00%	626	53.42%	80.39%	67.61%	2.96%	12.18%	96.97%	56.91%	4.63%	19.61%	1.90%	14.79%	2.16%	9.72%
85-89	>50%	0.89%	$258,665.68	10.89%	7.04%	0.00%	587	54.07%	86.02%	59.12%	10.01%	7.64%	89.99%	62.12%	4.30%	30.82%	0.00%	0.00%	2.75%	0.00%
90-94	>50%	1.32%	$277,428.48	16.13%	7.15%	0.00%	624	54.30%	90.28%	62.79%	5.37%	11.07%	82.88%	81.30%	7.27%	3.98%	6.78%	0.00%	0.67%	0.00%
95-99	>50%	0.97%	$220,077.25	11.91%	7.99%	0.00%	625	53.68%	95.04%	56.48%	2.80%	3.93%	90.62%	77.63%	3.30%	17.51%	0.00%	1.57%	0.00%	0.00%
100>=	>50%	0.49%	$57,904.64	6.04%	10.21%	0.00%	641	53.40%	100.00%	77.05%	0.00%	8.38%	100.00%	55.58%	13.66%	9.33%	0.97%	20.45%	0.00%	0.00%
Grand:
Total:		8.17%	$201,905.97	100.00%	7.22%	0.00%	616	53.75%	83.72%	68.37%	3.46%	9.13%	92.34%	65.43%	5.42%	16.20%	3.44%	7.26%	2.26%	4.71%

LTV	DTI	Percent of Outstanding Pool Balance	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Detached	% Single Family- 4 Units	% PUD	% Owner Occ	% Full Doc	% Full Alt	% Ltd Doc	% Lite	Stream- lined - Stated (PITI Verified)	% Stated Doc	% Int Only
20-24	<525	0.09%	$142,587.50	0.23%	8.70%	0.00%	511	22.52%	75.60%	100.00%	0.00%	0.00%	100.00%	82.50%	0.00%	0.00%	0.00%	0.00%	17.50%	0.00%
25-29	<550	0.45%	$143,987.42	1.12%	7.71%	0.00%	528	27.91%	78.35%	76.63%	0.00%	8.71%	100.00%	76.43%	0.00%	21.56%	0.00%	0.00%	2.00%	0.00%
30-34	<575	1.71%	$190,058.50	4.27%	7.70%	0.00%	544	31.92%	75.69%	84.87%	0.00%	9.40%	97.60%	63.94%	0.60%	4.18%	7.59%	0.00%	23.69%	3.83%
35-39	<600	4.17%	$189,965.88	10.39%	7.61%	0.00%	563	37.02%	80.65%	82.37%	0.00%	10.44%	93.66%	64.79%	2.93%	4.67%	8.01%	0.82%	18.79%	8.95%
40-44	<625	9.51%	$211,883.28	23.70%	7.41%	0.00%	578	42.14%	80.09%	72.01%	0.00%	14.53%	96.92%	53.03%	2.51%	9.50%	2.50%	3.14%	29.33%	7.26%
45-49	<650	13.46%	$182,470.57	33.51%	7.50%	0.00%	595	47.10%	82.02%	74.43%	0.37%	13.19%	97.28%	53.49%	2.94%	7.18%	3.01%	15.82%	17.56%	5.67%
50-54	<675	8.13%	$196,869.61	20.25%	7.36%	0.00%	604	51.37%	83.18%	73.93%	0.00%	12.50%	95.24%	61.50%	5.54%	11.47%	2.23%	11.95%	7.31%	2.93%
55-99	<700	2.62%	$222,470.62	6.54%	7.16%	0.00%	598	56.30%	83.92%	70.33%	3.39%	10.68%	94.17%	57.42%	11.76%	22.24%	8.58%	0.00%	0.00%	1.19%
Grand
Total:		40.15%	$194,453.62	100.00%	7.45%	0.00%	587	45.43%	81.45%	74.84%	0.34%	12.67%	96.25%	57.20%	3.80%	9.34%	3.77%	8.55%	17.34%	5.38%

Limited And Stated Doc
FICO	Percent of Outstanding Pool Balance	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Detached	% Single Family-4Units	% PUD	% Owner Occ	% FullDoc	% Full Alt	% Ltd Doc	% Lite	Stream- lined - Stated (PITI Verified)	% Stated Doc	% Int Only	% CA	% NY	% FL
500-524	0.99%	$233,206.94	4.10%	8.20%	0.00%	514	40.56%	74.36%	78.75%	0.00%	10.91%	92.81%	0.00%	0.00%	35.85%	0.00%	0.00%	64.15%	0.00%	42.47%	7.06%	4.22%
525-549	1.45%	$221,246.16	5.98%	8.19%	0.00%	535	43.60%	76.75%	77.12%	0.00%	15.55%	83.90%	0.00%	0.00%	60.68%	0.00%	0.00%	39.32%	0.00%	34.23%	0.00%	9.26%
550-574	2.62%	$271,402.57	10.83%	7.45%	0.00%	564	41.30%	74.93%	67.22%	1.87%	13.47%	94.68%	0.00%	0.00%	28.28%	0.00%	0.00%	71.72%	0.00%	56.92%	7.34%	3.08%
575-599	3.24%	$270,639.67	13.36%	7.19%	0.00%	587	38.32%	77.37%	80.46%	0.00%	8.85%	88.19%	0.00%	0.00%	22.13%	0.00%	0.00%	77.87%	5.38%	57.41%	10.56%	5.62%
600-624	4.36%	$223,501.82	17.98%	7.03%	0.00%	613	41.00%	79.82%	74.89%	0.00%	6.26%	93.67%	0.00%	0.00%	35.44%	0.00%	0.00%	64.56%	3.15%	60.93%	7.61%	2.19%
625-649	3.88%	$232,303.59	16.02%	7.04%	0.00%	637	38.04%	79.77%	72.23%	2.48%	11.91%	93.89%	0.00%	0.00%	36.43%	0.00%	0.00%	63.57%	5.99%	43.63%	13.05%	0.63%
650-674	3.26%	$251,728.43	13.45%	6.87%	0.00%	662	38.61%	80.60%	65.13%	0.00%	17.82%	87.21%	0.00%	0.00%	35.44%	0.00%	0.00%	64.56%	18.93%	54.35%	6.55%	2.95%
675-699	1.85%	$240,151.45	7.63%	6.96%	0.00%	687	36.58%	83.62%	55.65%	2.55%	15.93%	78.48%	0.00%	0.00%	23.12%	0.00%	0.00%	76.88%	25.74%	69.98%	3.30%	0.00%
700-724	1.57%	$251,972.70	6.47%	6.61%	0.00%	709	37.20%	83.61%	72.33%	0.00%	0.00%	74.63%	0.00%	0.00%	50.17%	0.00%	0.00%	49.83%	37.47%	68.41%	3.97%	11.09%
725-749	0.62%	$197,587.10	2.54%	6.47%	0.00%	732	39.52%	79.23%	73.08%	0.00%	6.37%	96.64%	0.00%	0.00%	29.91%	0.00%	0.00%	70.09%	22.40%	57.26%	9.23%	14.36%
750-774	0.16%	$125,210.63	0.68%	7.22%	0.00%	760	34.17%	79.35%	26.48%	0.00%	17.47%	78.20%	0.00%	0.00%	54.11%	0.00%	0.00%	45.89%	19.41%	34.24%	14.10%	0.00%
775-799	0.23%	$351,520.00	0.95%	6.34%	0.00%	781	36.75%	81.47%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	48.01%	0.00%	0.00%	51.99%	69.06%	69.34%	0.00%	0.00%
Grand:
Total	24.24%	$240,854.89	100.00%	7.14%	0.00%	623	39.31%	79.19%	71.59%	0.80%	10.94%	89.23%	0.00%	0.00%	34.69%	0.00%	0.00%	65.31%	10.54%	54.99%	7.67%	3.79%

Interest Only
FICO	Percent of Outstanding Pool Balance	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Detached	% Single Family-4Units	% PUD	% Owner Occ	% FullDoc	% Full Alt	% Ltd Doc	% Lite	Stream- lined - Stated (PITI Verified)	% Stated Doc	% Int Only	% CA	% NY	% FL
550-574	0.27%	$329,900.00	1.51%	6.45%	0.00%	561	35.12%	81.86%	100.00%	0.00%	0.00%	100.00%	75.75%	0.00%	0.00%	24.25%	0.00%	0.00%	100.00%	75.90%	0.00%	0.00%
575-599	1.40%	$341,406.24	7.82%	6.66%	0.00%	587	37.19%	80.19%	59.70%	0.00%	20.41%	100.00%	69.66%	3.63%	5.01%	14.25%	0.00%	7.44%	100.00%	86.40%	3.51%	0.00%
600-624	1.21%	$295,092.92	6.76%	6.37%	0.00%	614	40.02%	78.88%	71.66%	0.00%	12.91%	100.00%	70.01%	0.00%	11.35%	18.65%	0.00%	0.00%	100.00%	86.69%	0.00%	0.00%
625-649	1.37%	$335,224.80	7.68%	6.35%	0.00%	638	36.55%	80.42%	78.81%	0.00%	6.79%	100.00%	46.16%	16.35%	16.94%	8.88%	11.67%	0.00%	100.00%	80.50%	0.00%	0.00%
650-674	4.06%	$291,164.69	22.69%	6.49%	0.00%	666	39.72%	80.73%	69.08%	0.00%	20.59%	98.35%	32.63%	0.00%	7.27%	4.84%	47.32%	7.94%	100.00%	77.64%	1.28%	0.57%
675-699	3.85%	$308,944.89	21.52%	6.35%	0.00%	685	37.33%	81.31%	73.40%	0.00%	14.32%	96.68%	31.40%	3.24%	2.35%	7.86%	45.13%	10.02%	100.00%	79.31%	0.00%	0.00%
700-724	2.97%	$312,297.81	16.60%	6.07%	0.00%	711	39.41%	80.95%	66.59%	0.00%	9.31%	91.36%	30.03%	5.45%	13.86%	6.32%	38.39%	5.95%	100.00%	79.96%	0.00%	2.53%
725-749	1.50%	$285,530.69	8.38%	6.14%	0.00%	735	39.49%	81.11%	77.18%	0.00%	4.07%	92.32%	44.36%	0.00%	9.20%	0.00%	46.44%	0.00%	100.00%	88.25%	2.93%	0.00%
750-774	0.86%	$328,787.50	4.82%	5.96%	0.00%	762	38.10%	79.88%	73.33%	0.00%	11.71%	98.02%	50.37%	0.00%	3.70%	0.00%	45.93%	0.00%	100.00%	77.57%	8.36%	14.07%
775-799	0.37%	$376,246.67	2.07%	6.29%	0.00%	782	38.07%	80.00%	58.54%	0.00%	10.99%	89.01%	19.14%	0.00%	23.92%	0.00%	37.85%	19.10%	100.00%	39.44%	0.00%	8.15%
800-824	0.02%	$152,000.00	0.14%	6.50%	0.00%	803	28.00%	80.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	0.00%	0.00%
Grand:
Total	17.88%	$308,168.77	100.00%	6.32%	0.00%	677	38.51%	80.69%	70.96%	0.00%	13.42%	96.51%	40.56%	3.14%	8.36%	7.26%	34.75%	5.92%	100.00%	80.00%	1.21%	1.40%

2nd Liens
FICO	Percent of Outstanding Pool Balance	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Detached	% Single Family-4Units	% PUD	% Owner Occ	% FullDoc	% Full Alt	% Ltd Doc	% Lite	Stream- lined - Stated (PITI Verified)	% Stated Doc	% Int Only	% CA	% NY	% FL
525-549	0.02%	$49,033.33	0.28%	10.82%	0.00%	537	43.27%	100.00%	85.52%	0.00%	14.48%	100.00%	67.37%	0.00%	32.63%	0.00%	0.00%	0.00%	0.00%	85.52%	0.00%	0.00%
550-574	0.05%	$83,293.75	0.64%	10.20%	0.00%	559	38.26%	98.68%	84.69%	0.00%	15.31%	100.00%	69.99%	0.00%	0.00%	30.01%	0.00%	0.00%	0.00%	84.69%	0.00%	0.00%
575-599	0.58%	$48,863.59	6.81%	11.24%	0.00%	589	41.95%	99.74%	75.21%	0.00%	13.38%	100.00%	72.60%	4.04%	8.27%	11.60%	3.50%	0.00%	0.00%	51.20%	0.00%	5.17%
600-624	0.96%	$50,362.50	11.31%	11.06%	0.00%	613	42.99%	99.33%	72.31%	0.00%	13.37%	99.26%	51.67%	7.19%	13.66%	7.99%	17.60%	1.89%	0.00%	43.80%	3.71%	1.97%
625-649	1.57%	$55,810.25	18.58%	10.65%	0.00%	639	40.71%	99.43%	67.97%	0.00%	16.05%	98.83%	26.71%	0.99%	7.39%	5.87%	57.78%	1.28%	0.00%	57.29%	1.80%	4.23%
650-674	1.91%	$63,560.19	22.51%	10.27%	0.00%	662	42.28%	99.69%	75.48%	0.00%	16.09%	97.60%	31.07%	1.89%	5.79%	3.13%	57.06%	1.05%	0.00%	60.31%	4.97%	1.42%
675-699	1.28%	$66,224.05	15.13%	10.01%	0.00%	685	39.91%	98.75%	67.89%	0.00%	17.23%	97.55%	23.12%	4.09%	3.32%	8.53%	59.40%	1.54%	0.00%	71.17%	4.26%	2.67%
700-724	1.01%	$69,091.07	11.90%	9.66%	0.00%	710	39.48%	99.28%	65.71%	0.00%	12.36%	91.64%	20.09%	2.94%	8.67%	7.90%	60.40%	0.00%	0.00%	67.89%	1.54%	2.97%
725-749	0.51%	$61,136.32	6.04%	9.84%	0.00%	735	40.26%	99.59%	68.56%	0.00%	11.22%	92.90%	34.64%	0.00%	2.91%	0.00%	58.33%	4.12%	0.00%	62.13%	6.69%	7.56%
750-774	0.43%	$78,875.15	5.04%	9.89%	0.00%	761	38.12%	100.00%	68.66%	0.00%	21.05%	95.27%	32.10%	0.00%	3.21%	0.00%	64.69%	0.00%	0.00%	61.78%	8.02%	8.45%
775-799	0.14%	$95,066.67	1.66%	10.21%	0.00%	785	40.64%	100.00%	54.65%	0.00%	7.25%	92.75%	17.65%	0.00%	15.78%	0.00%	66.57%	0.00%	0.00%	67.39%	0.00%	5.38%
800-824	0.01%	$25,750.00	0.10%	9.30%	0.00%	803	34.70%	97.23%	55.34%	0.00%	0.00%	100.00%	44.66%	0.00%	0.00%	0.00%	55.34%	0.00%	0.00%	55.34%	0.00%	44.66%
Grand
Total:	8.47%	$60,637.15	100.00%	10.34%	0.00%	667	40.96%	99.42%	70.36%	0.00%	15.10%	97.01%	33.32%	2.67%	7.01%	5.91%	49.92%	1.17%	0.00%	60.33%	3.51%	3.45%

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